                                                Exhibit 99.1
First Financial Bancorp Announces Second Quarter 2024
Financial Results and Quarterly Dividend Increase

•Earnings per diluted share of $0.64; $0.65 on an adjusted(1) basis
•Return on average assets of 1.38%; 1.40% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.10%
•Record fee income of $61.5 million
•Loan growth of $316.1 million; 11.3% on an annualized basis
•Average deposit growth of $351.1 million; 10.6% on an annualized basis
•Net charge-offs 0.15% of total loans; 23 bp decline from linked quarter
•Board of Directors approved quarterly dividend increase to $0.24

Cincinnati, Ohio - July 25, 2024. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2024.

For the three months ended June 30, 2024, the Company reported net income of $60.8 million, or $0.64 per diluted common share. These results compare to net income of $50.7 million, or $0.53 per diluted common share, for the first quarter of 2024. For the six months ended June 30, 2024, First Financial had earnings per diluted share of $1.17 compared to $1.43 for the same period in 2023.

Return on average assets for the second quarter of 2024 was 1.38% while return on average tangible common equity was 20.57%(1). These compare to return on average assets of 1.18% and return on average tangible common equity of 17.35%(1) in the first quarter of 2024.

Second quarter 2024 highlights include:

•Net interest margin of 4.06%, or 4.10% on a fully tax-equivalent basis(1)
◦Unchanged from first quarter, exceeding expectations
◦14 bp increase in earning asset yields driven by 10 bp increase in loan yields and 22 bp increase in yield on the investment securities portfolio
◦Cost of deposits increased 14 bp during second quarter; pace of increase moderated compared to 22 bp increase in first quarter

•Record noninterest income of $61.5 million, or $61.6 million as adjusted(1)
◦Foreign exchange income increased $6.4 million, or 60.9% from first quarter
◦Strong leasing business income of $16.8 million; 15.3% increase from first quarter
◦Record wealth management income; 7.4% increase from linked quarter
◦Double digit percentage growth from linked quarter in mortgage banking and bankcard income
•Noninterest expenses of $123.6 million, or $122.5 million as adjusted(1); 1.2% increase from linked quarter
◦Increase driven by variable compensation tied to fee income
◦Second quarter adjustments(1) include $0.4 million of efficiency related costs and $0.8 million of other costs such as acquisition, severance and branch consolidation costs
◦Efficiency ratio of 57.5%; 57.0% as adjusted(1)

•Solid loan growth during the quarter
◦Loan balances increased $316.1 million compared to the linked quarter; 11.3% annualized growth
◦Broad-based growth driven by C&I, Agile and Summit

_________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Strong average deposit growth during the quarter
◦Average deposits increased $351.1 million, or 10.6% on an annualized basis
◦Second quarter included approximately $100 million of seasonal public fund increases
◦Growth in money market accounts, retail CDs and brokered CDs offset modest declines in noninterest bearing checking and savings balances

•Total Allowance for Credit Losses of $172.6 million; Total quarterly provision expense of $16.4 million
◦Loans and leases - ACL of $156.2 million; ratio to total loans of 1.36% increased 7 bps from first quarter
◦Unfunded Commitments - ACL of $16.4 million
◦Provision expense driven by loan growth and downward credit migration; Classified assets 1.07% of total assets
◦Annualized net charge-offs were 15 bps of total loans; 23 bps decline from linked quarter

•Capital ratios stable and strong
◦Total capital ratio increased 16 bps to 14.47%
◦Tier 1 common equity increased 11 bps to 11.78%
◦Tangible common equity of 7.23%(1); 9.13%(1) excluding impact from AOCI
◦Tangible book value per share of $12.94(1); 3.5% increase from linked quarter

Additionally, the board of directors approved a quarterly dividend of $0.24 per common share for the next regularly scheduled dividend, payable on September 16, 2024 to shareholders of record as of September 2, 2024.

Archie Brown, President and CEO, commented on the quarter, “We had an outstanding quarter. Adjusted(1) earnings per share were $0.65 per share, which resulted in an adjusted(1) return on assets of 1.40% and an adjusted(1) return on tangible common equity of 20.88%. Loan growth was exceptionally strong again this quarter with balances increasing by 11% on an annualized basis, and was a significant driver to the increase to net interest income. Growth was broad-based and was led by Commercial Banking. Similarly, average deposits grew approximately 11% for the period, with interest bearing deposits and a seasonal increase in public fund balances driving the increase. Our 4.10% tax equivalent net interest margin was unchanged from the first quarter and remains at or near the top of our peer group.”

Mr. Brown continued, “Total adjusted(1) revenue increased $14.4 million, or 7% compared to the linked quarter. Additionally, we posted record adjusted(1) noninterest income of $61.6 million. Growth in fee income was broad-based for the period with foreign exchange revenue growing more than 60% from the linked quarter. Leasing business income, mortgage banking and bankcard income all increased by double digit percentages and wealth management income posted another record quarter. Adjusted(1) expenses increased by 1.2% compared to the first quarter. The increase included a full quarter of Agile expenses, the impact of annual salary adjustments that occurred late in the first quarter and variable compensation tied to our record fee income. Through our workforce efficiency initiative, we have eliminated 90 full-time positions to date, and this work will continue through the remainder of the year.”

Mr. Brown commented on asset quality and the ACL, “I am pleased with the 23 basis point decline in net charge-offs to 15 basis points, which marks the third consecutive quarter that charge-offs have declined. We did experience some downward credit migration during the period, however this was not concentrated in any particular loan type, and nonperforming loans as a percentage of total assets was relatively flat compared to the prior quarter. Our ACL increased to 1.36% of total loans, and based on our outlook for loan growth and credit quality, we would expect provision to decline to levels approximating the first quarter in the coming periods.”

Mr. Brown concluded, “We are pleased to announce that our Board of Directors approved a $0.01 increase in the common dividend to $0.24. The 4.3% dividend increase results in a dividend payout ratio within our target range of 35% - 40% of net income and increases our already attractive yield. I am encouraged with our operating performance through the first half of 2024 and look forward to continued success for the full year.”

Full detail of the Company’s second quarter 2024 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 26, 2024 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until August 9, 2024. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2024, the Company had $18.2 billion in assets, $11.5 billion in loans, $13.7 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.6 billion in assets under management as of June 30, 2024. The Company operated 131 full service banking centers as of June 30, 2024, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
June 30, 2024
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
RESULTS OF OPERATIONS
Net income	$60,805	$50,689	$56,732	$63,061	$65,667	$111,494	$136,070
Net earnings per share - basic	$0.64	$0.54	$0.60	$0.67	$0.70	$1.18	$1.45
Net earnings per share - diluted	$0.64	$0.53	$0.60	$0.66	$0.69	$1.17	$1.43
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

KEY FINANCIAL RATIOS
Return on average assets	1.38%	1.18%	1.31%	1.48%	1.55%	1.28%	1.62%
Return on average shareholders' equity	10.72%	9.00%	10.50%	11.62%	12.32%	9.86%	13.00%
Return on average tangible shareholders' equity (1)	20.57%	17.35%	21.36%	23.60%	25.27%	18.97%	27.08%

Net interest margin	4.06%	4.05%	4.21%	4.28%	4.43%	4.06%	4.47%
Net interest margin (fully tax equivalent) (1)(2)	4.10%	4.10%	4.26%	4.33%	4.48%	4.10%	4.51%

Ending shareholders' equity as a percent of ending assets	12.81%	12.99%	12.94%	12.49%	12.54%	12.81%	12.54%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	7.23%	7.23%	7.17%	6.50%	6.56%	7.23%	6.56%
Risk-weighted assets (1)	8.95%	8.80%	8.81%	7.88%	8.03%	8.95%	8.03%

Average shareholders' equity as a percent of average assets	12.87%	13.09%	12.52%	12.70%	12.60%	12.98%	12.45%
Average tangible shareholders' equity as a percent of average tangible assets (1)	7.15%	7.25%	6.57%	6.69%	6.57%	7.20%	6.39%

Book value per share	$24.36	$23.95	$23.84	$22.39	$22.52	$24.36	$22.52
Tangible book value per share (1)	$12.94	$12.50	$12.38	$10.91	$11.02	$12.94	$11.02

Common equity tier 1 ratio (3)	11.78%	11.67%	11.73%	11.60%	11.34%	11.78%	11.34%
Tier 1 ratio (3)	12.11%	12.00%	12.06%	11.94%	11.68%	12.11%	11.68%
Total capital ratio (3)	14.47%	14.31%	14.26%	14.19%	14.16%	14.47%	14.16%
Leverage ratio (3)	9.73%	9.75%	9.70%	9.59%	9.33%	9.73%	9.33%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$11,440,930	$11,066,184	$10,751,028	$10,623,734	$10,513,505	$11,253,557	$10,443,791
Investment securities	3,131,541	3,137,665	3,184,408	3,394,237	3,560,453	3,134,603	3,597,678
Interest-bearing deposits with other banks	599,348	553,654	548,153	386,173	329,584	576,501	323,837
Total earning assets	$15,171,819	$14,757,503	$14,483,589	$14,404,144	$14,403,542	$14,964,661	$14,365,306
Total assets	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$16,968,055	$17,517,236	$16,955,596
Noninterest-bearing deposits	$3,144,198	$3,169,750	$3,368,024	$3,493,305	$3,663,419	$3,156,974	$3,808,362
Interest-bearing deposits	10,486,068	10,109,416	9,834,819	9,293,860	9,050,464	10,297,742	8,954,379
Total deposits	$13,630,266	$13,279,166	$13,202,843	$12,787,165	$12,713,883	$13,454,716	$12,762,741
Borrowings	$1,171,246	$1,139,014	$1,083,954	$1,403,071	$1,523,699	$1,155,130	$1,479,265
Shareholders' equity	$2,281,040	$2,265,562	$2,144,482	$2,153,601	$2,137,765	$2,273,301	$2,110,141

CREDIT QUALITY RATIOS
Allowance to ending loans	1.36%	1.29%	1.29%	1.36%	1.41%	1.36%	1.41%
Allowance to nonaccrual loans	249.21%	243.55%	215.10%	193.75%	276.70%	249.21%	276.70%
Nonaccrual loans to total loans	0.54%	0.53%	0.60%	0.70%	0.51%	0.54%	0.51%
Nonperforming assets to ending loans, plus OREO	0.54%	0.53%	0.60%	0.71%	0.51%	0.54%	0.51%
Nonperforming assets to total assets	0.35%	0.34%	0.38%	0.44%	0.32%	0.35%	0.32%
Classified assets to total assets	1.07%	0.92%	0.80%	0.82%	0.81%	1.07%	0.81%
Net charge-offs to average loans (annualized)	0.15%	0.38%	0.46%	0.61%	0.22%	0.27%	0.11%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) June 30, 2024 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2024	2023	% Change	2024	2023	% Change
Interest income
Loans and leases, including fees	$211,760	$184,387	14.8%	$413,600	$354,093	16.8%
Investment securities
Taxable	30,295	32,062	(5.5)%	58,591	63,929	(8.3)%
Tax-exempt	2,704	3,513	(23.0)%	5,796	6,977	(16.9)%
Total investment securities interest	32,999	35,575	(7.2)%	64,387	70,906	(9.2)%
Other earning assets	7,960	3,933	102.4%	15,418	7,477	106.2%
Total interest income	252,719	223,895	12.9%	493,405	432,476	14.1%

Interest expense
Deposits	83,022	44,292	87.4%	159,097	75,748	110.0%
Short-term borrowings	11,395	15,536	(26.7)%	22,338	28,486	(21.6)%
Long-term borrowings	4,991	4,835	3.2%	9,919	9,692	2.3%
Total interest expense	99,408	64,663	53.7%	191,354	113,926	68.0%
Net interest income	153,311	159,232	(3.7)%	302,051	318,550	(5.2)%
Provision for credit losses-loans and leases	16,157	12,719	27.0%	29,576	21,363	38.4%
Provision for credit losses-unfunded commitments	286	(1,994)	(114.3)%	(1,973)	(159)	1,140.9%
Net interest income after provision for credit losses	136,868	148,507	(7.8)%	274,448	297,346	(7.7)%

Noninterest income
Service charges on deposit accounts	7,188	6,972	3.1%	14,100	13,486	4.6%
Wealth management fees	7,172	6,713	6.8%	13,848	13,047	6.1%
Bankcard income	3,900	3,692	5.6%	7,042	7,284	(3.3)%
Client derivative fees	763	1,827	(58.2)%	2,013	2,832	(28.9)%
Foreign exchange income	16,787	15,039	11.6%	27,222	31,937	(14.8)%
Leasing business income	16,828	10,265	63.9%	31,417	23,929	31.3%
Net gains from sales of loans	4,479	3,839	16.7%	8,263	6,174	33.8%
Net gain (loss) on sale of investment securities	0	(384)	(100.0)%	(5,277)	(403)	1,209.4%
Net gain (loss) on equity securities	(64)	(82)	(22.0)%	26	58	(55.2)%
Other	4,448	5,377	(17.3)%	9,359	10,457	(10.5)%
Total noninterest income	61,501	53,258	15.5%	108,013	108,801	(0.7)%

Noninterest expenses
Salaries and employee benefits	75,225	74,199	1.4%	149,262	146,453	1.9%
Net occupancy	5,793	5,606	3.3%	11,716	11,291	3.8%
Furniture and equipment	3,646	3,362	8.4%	7,334	6,679	9.8%
Data processing	8,877	9,871	(10.1)%	17,182	18,891	(9.0)%
Marketing	2,605	2,802	(7.0)%	4,567	4,962	(8.0)%
Communication	816	644	26.7%	1,611	1,278	26.1%
Professional services	2,885	2,308	25.0%	5,153	4,254	21.1%
State intangible tax	875	964	(9.2)%	1,752	1,949	(10.1)%
FDIC assessments	2,657	2,806	(5.3)%	5,437	5,632	(3.5)%
Intangible amortization	2,396	2,601	(7.9)%	4,697	5,201	(9.7)%
Leasing business expense	10,128	6,730	50.5%	19,882	14,668	35.5%
Other	7,671	8,722	(12.0)%	17,336	16,050	8.0%
Total noninterest expenses	123,574	120,615	2.5%	245,929	237,308	3.6%
Income before income taxes	74,795	81,150	(7.8)%	136,532	168,839	(19.1)%
Income tax expense (benefit)	13,990	15,483	(9.6)%	25,038	32,769	(23.6)%
Net income	$60,805	$65,667	(7.4)%	$111,494	$136,070	(18.1)%

ADDITIONAL DATA
Net earnings per share - basic	$0.64	$0.70		$1.18	$1.45
Net earnings per share - diluted	$0.64	$0.69		$1.17	$1.43
Dividends declared per share	$0.23	$0.23		$0.46	$0.46

Return on average assets	1.38%	1.55%		1.28%	1.62%
Return on average shareholders' equity	10.72%	12.32%		9.86%	13.00%

Interest income	$252,719	$223,895	12.9%	$493,405	$432,476	14.1%
Tax equivalent adjustment	1,418	1,601	(11.4)%	2,953	3,025	(2.4)%
Interest income - tax equivalent	254,137	225,496	12.7%	496,358	435,501	14.0%
Interest expense	99,408	64,663	53.7%	191,354	113,926	68.0%
Net interest income - tax equivalent	$154,729	$160,833	(3.8)%	$305,004	$321,575	(5.2)%

Net interest margin	4.06%	4.43%		4.06%	4.47%
Net interest margin (fully tax equivalent) (1)	4.10%	4.48%		4.10%	4.51%

Full-time equivalent employees	2,144	2,193

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Second	First	Year to	% Change
	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$211,760	$201,840	$413,600	4.9%
Investment securities
Taxable	30,295	28,296	58,591	7.1%
Tax-exempt	2,704	3,092	5,796	(12.5)%
Total investment securities interest	32,999	31,388	64,387	5.1%
Other earning assets	7,960	7,458	15,418	6.7%
Total interest income	252,719	240,686	493,405	5.0%

Interest expense
Deposits	83,022	76,075	159,097	9.1%
Short-term borrowings	11,395	10,943	22,338	4.1%
Long-term borrowings	4,991	4,928	9,919	1.3%
Total interest expense	99,408	91,946	191,354	8.1%
Net interest income	153,311	148,740	302,051	3.1%
Provision for credit losses-loans and leases	16,157	13,419	29,576	20.4%
Provision for credit losses-unfunded commitments	286	(2,259)	(1,973)	(112.7)%
Net interest income after provision for credit losses	136,868	137,580	274,448	(0.5)%

Noninterest income
Service charges on deposit accounts	7,188	6,912	14,100	4.0%
Wealth management fees	7,172	6,676	13,848	7.4%
Bankcard income	3,900	3,142	7,042	24.1%
Client derivative fees	763	1,250	2,013	(39.0)%
Foreign exchange income	16,787	10,435	27,222	60.9%
Leasing business income	16,828	14,589	31,417	15.3%
Net gains from sales of loans	4,479	3,784	8,263	18.4%
Net gain (loss) on sale of investment securities	0	(5,277)	(5,277)	(100.0)%
Net gain (loss) on equity securities	(64)	90	26	171.1%
Other	4,448	4,911	9,359	(9.4)%
Total noninterest income	61,501	46,512	108,013	32.2%

Noninterest expenses
Salaries and employee benefits	75,225	74,037	149,262	1.6%
Net occupancy	5,793	5,923	11,716	(2.2)%
Furniture and equipment	3,646	3,688	7,334	(1.1)%
Data processing	8,877	8,305	17,182	6.9%
Marketing	2,605	1,962	4,567	32.8%
Communication	816	795	1,611	2.6%
Professional services	2,885	2,268	5,153	27.2%
State intangible tax	875	877	1,752	(0.2)%
FDIC assessments	2,657	2,780	5,437	(4.4)%
Intangible amortization	2,396	2,301	4,697	4.1%
Leasing business expense	10,128	9,754	19,882	3.8%
Other	7,671	9,665	17,336	(20.6)%
Total noninterest expenses	123,574	122,355	245,929	1.0%
Income before income taxes	74,795	61,737	136,532	21.2%
Income tax expense (benefit)	13,990	11,048	25,038	26.6%
Net income	$60,805	$50,689	$111,494	20.0%

ADDITIONAL DATA
Net earnings per share - basic	$0.64	$0.54	$1.18
Net earnings per share - diluted	$0.64	$0.53	$1.17
Dividends declared per share	$0.23	$0.23	$0.46

Return on average assets	1.38%	1.18%	1.28%
Return on average shareholders' equity	10.72%	9.00%	9.86%

Interest income	$252,719	$240,686	$493,405	5.0%
Tax equivalent adjustment	1,418	1,535	2,953	(7.6)%
Interest income - tax equivalent	254,137	242,221	496,358	4.9%
Interest expense	99,408	91,946	191,354	8.1%
Net interest income - tax equivalent	$154,729	$150,275	$305,004	3.0%

Net interest margin	4.06%	4.05%	4.06%
Net interest margin (fully tax equivalent) (1)	4.10%	4.10%	4.10%

Full-time equivalent employees	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2023
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$197,416	$192,261	$184,387	$169,706	$743,770
Investment securities
Taxable	30,294	31,297	32,062	31,867	125,520
Tax-exempt	3,402	3,522	3,513	3,464	13,901
Total investment securities interest	33,696	34,819	35,575	35,331	139,421
Other earning assets	7,325	5,011	3,933	3,544	19,813
Total interest income	238,437	232,091	223,895	208,581	903,004

Interest expense
Deposits	69,193	57,069	44,292	31,456	202,010
Short-term borrowings	10,277	14,615	15,536	12,950	53,378
Long-term borrowings	5,202	4,952	4,835	4,857	19,846
Total interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income	153,765	155,455	159,232	159,318	627,770
Provision for credit losses-loans and leases	8,804	12,907	12,719	8,644	43,074
Provision for credit losses-unfunded commitments	1,426	(1,234)	(1,994)	1,835	33
Net interest income after provision for credit losses	143,535	143,782	148,507	148,839	584,663

Noninterest income
Service charges on deposit accounts	6,846	6,957	6,972	6,514	27,289
Wealth management fees	6,091	6,943	6,713	6,334	26,081
Bankcard income	3,349	3,406	3,692	3,592	14,039
Client derivative fees	711	1,612	1,827	1,005	5,155
Foreign exchange income	8,730	13,384	15,039	16,898	54,051
Leasing business income	12,856	14,537	10,265	13,664	51,322
Net gains from sales of loans	2,957	4,086	3,839	2,335	13,217
Net gain (loss) on sale of investment securities	(851)	(4)	(384)	(19)	(1,258)
Net gain (loss) on equity securities	202	(54)	(82)	140	206
Other	6,102	5,761	5,377	5,080	22,320
Total noninterest income	46,993	56,628	53,258	55,543	212,422

Noninterest expenses
Salaries and employee benefits	70,637	75,641	74,199	72,254	292,731
Net occupancy	5,890	5,809	5,606	5,685	22,990
Furniture and equipment	3,523	3,341	3,362	3,317	13,543
Data processing	8,488	8,473	9,871	9,020	35,852
Marketing	2,087	2,598	2,802	2,160	9,647
Communication	707	744	644	634	2,729
Professional services	3,148	2,524	2,308	1,946	9,926
State intangible tax	984	981	964	985	3,914
FDIC assessments	3,651	2,665	2,806	2,826	11,948
Intangible amortization	2,601	2,600	2,601	2,600	10,402
Leasing business expense	8,955	8,877	6,730	7,938	32,500
Other	8,466	7,791	8,722	7,328	32,307
Total noninterest expenses	119,137	122,044	120,615	116,693	478,489
Income before income taxes	71,391	78,366	81,150	87,689	318,596
Income tax expense (benefit)	14,659	15,305	15,483	17,286	62,733
Net income	$56,732	$63,061	$65,667	$70,403	$255,863

ADDITIONAL DATA
Net earnings per share - basic	$0.60	$0.67	$0.70	$0.75	$2.72
Net earnings per share - diluted	$0.60	$0.66	$0.69	$0.74	$2.69
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.31%	1.48%	1.55%	1.69%	1.51%
Return on average shareholders' equity	10.50%	11.62%	12.32%	13.71%	12.01%

Interest income	$238,437	$232,091	$223,895	$208,581	$903,004
Tax equivalent adjustment	1,672	1,659	1,601	1,424	6,356
Interest income - tax equivalent	240,109	233,750	225,496	210,005	909,360
Interest expense	84,672	76,636	64,663	49,263	275,234
Net interest income - tax equivalent	$155,437	$157,114	$160,833	$160,742	$634,126

Net interest margin	4.21%	4.28%	4.43%	4.51%	4.36%
Net interest margin (fully tax equivalent) (1)	4.26%	4.33%	4.48%	4.55%	4.40%

Full-time equivalent employees	2,129	2,121	2,193	2,066

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2024	2024	2023	2023	2023	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$193,794	$199,407	$213,059	$220,335	$217,385	(2.8)%	(10.9)%
Interest-bearing deposits with other banks	738,555	751,290	792,960	452,867	485,241	(1.7)%	52.2%
Investment securities available-for-sale	3,036,758	2,850,667	3,021,126	3,044,361	3,249,404	6.5%	(6.5)%
Investment securities held-to-maturity	78,921	79,542	80,321	81,236	82,372	(0.8)%	(4.2)%
Other investments	132,412	125,548	129,945	133,725	141,892	5.5%	(6.7)%
Loans held for sale	16,911	11,534	9,213	12,391	15,267	46.6%	10.8%
Loans and leases
Commercial and industrial	3,782,487	3,591,428	3,501,221	3,420,873	3,433,162	5.3%	10.2%
Lease financing	534,557	492,862	474,817	399,973	360,801	8.5%	48.2%
Construction real estate	741,406	641,596	564,832	578,824	536,464	15.6%	38.2%
Commercial real estate	4,076,596	4,145,969	4,080,939	3,992,654	4,048,460	(1.7)%	0.7%
Residential real estate	1,377,290	1,344,677	1,333,674	1,293,470	1,221,484	2.4%	12.8%
Home equity	800,860	773,811	758,676	743,991	728,711	3.5%	9.9%
Installment	148,530	153,838	159,078	160,648	165,216	(3.5)%	(10.1)%
Credit card	59,477	60,939	59,939	56,386	55,911	(2.4)%	6.4%
Total loans	11,521,203	11,205,120	10,933,176	10,646,819	10,550,209	2.8%	9.2%
Less:
Allowance for credit losses	(156,185)	(144,274)	(141,433)	(145,201)	(148,646)	8.3%	5.1%
Net loans	11,365,018	11,060,846	10,791,743	10,501,618	10,401,563	2.7%	9.3%
Premises and equipment	197,873	198,428	194,740	192,572	192,077	(0.3)%	3.0%
Operating leases	167,472	161,473	153,214	136,883	132,272	3.7%	26.6%
Goodwill	1,007,656	1,007,656	1,005,868	1,005,868	1,005,828	0.0%	0.2%
Other intangibles	83,528	85,603	83,949	86,378	88,662	(2.4)%	(5.8)%
Accrued interest and other assets	1,147,282	1,067,244	1,056,762	1,186,618	1,078,186	7.5%	6.4%
Total Assets	$18,166,180	$17,599,238	$17,532,900	$17,054,852	$17,090,149	3.2%	6.3%

LIABILITIES
Deposits
Interest-bearing demand	$2,922,540	$2,916,518	$2,993,219	$2,880,617	$2,919,472	0.2%	0.1%
Savings	4,628,320	4,467,894	4,331,228	4,023,455	3,785,445	3.6%	22.3%
Time	3,049,635	2,896,860	2,718,390	2,572,909	2,484,780	5.3%	22.7%
Total interest-bearing deposits	10,600,495	10,281,272	10,042,837	9,476,981	9,189,697	3.1%	15.4%
Noninterest-bearing	3,061,427	3,175,876	3,317,960	3,438,572	3,605,181	(3.6)%	(15.1)%
Total deposits	13,661,922	13,457,148	13,360,797	12,915,553	12,794,878	1.5%	6.8%
FHLB short-term borrowings	1,040,000	700,000	800,000	755,000	1,050,300	48.6%	(1.0)%
Other	139,172	162,145	137,814	219,188	165,983	(14.2)%	(16.2)%
Total short-term borrowings	1,179,172	862,145	937,814	974,188	1,216,283	36.8%	(3.1)%
Long-term debt	338,556	343,236	344,115	340,902	339,963	(1.4)%	(0.4)%
Total borrowed funds	1,517,728	1,205,381	1,281,929	1,315,090	1,556,246	25.9%	(2.5)%
Accrued interest and other liabilities	660,091	649,706	622,200	694,700	595,606	1.6%	10.8%
Total Liabilities	15,839,741	15,312,235	15,264,926	14,925,343	14,946,730	3.4%	6.0%

SHAREHOLDERS' EQUITY
Common stock	1,635,705	1,632,971	1,638,972	1,636,054	1,632,659	0.2%	0.2%
Retained earnings	1,204,844	1,166,065	1,136,718	1,101,905	1,060,715	3.3%	13.6%
Accumulated other comprehensive income (loss)	(323,409)	(321,109)	(309,819)	(410,005)	(353,010)	0.7%	(8.4)%
Treasury stock, at cost	(190,701)	(190,924)	(197,897)	(198,445)	(196,945)	(0.1)%	(3.2)%
Total Shareholders' Equity	2,326,439	2,287,003	2,267,974	2,129,509	2,143,419	1.7%	8.5%
Total Liabilities and Shareholders' Equity	$18,166,180	$17,599,238	$17,532,900	$17,054,852	$17,090,149	3.2%	6.3%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
ASSETS
Cash and due from banks	$174,435	$204,119	$214,678	$211,670	$221,527	$189,277	$220,133
Interest-bearing deposits with other banks	599,348	553,654	548,153	386,173	329,584	576,501	323,837
Investment securities	3,131,541	3,137,665	3,184,408	3,394,237	3,560,453	3,134,603	3,597,678
Loans held for sale	14,075	12,069	12,547	15,420	11,856	13,072	8,711
Loans and leases
Commercial and industrial	3,716,083	3,543,475	3,422,381	3,443,615	3,469,683	3,629,779	3,463,218
Lease financing	509,758	480,540	419,179	371,598	323,819	495,149	288,217
Construction real estate	683,780	603,974	540,314	547,884	518,190	643,877	527,192
Commercial real estate	4,146,764	4,101,238	4,060,733	4,024,798	4,050,946	4,124,001	4,034,077
Residential real estate	1,361,133	1,336,749	1,320,670	1,260,249	1,181,053	1,348,941	1,148,651
Home equity	790,384	765,410	750,925	735,251	726,333	777,897	727,254
Installment	151,753	157,663	160,242	164,092	172,147	154,708	188,947
Credit card	67,200	65,066	64,037	60,827	59,478	66,133	57,524
Total loans	11,426,855	11,054,115	10,738,481	10,608,314	10,501,649	11,240,485	10,435,080
Less:
Allowance for credit losses	(147,666)	(143,950)	(149,398)	(150,297)	(145,578)	(145,808)	(141,024)
Net loans	11,279,189	10,910,165	10,589,083	10,458,017	10,356,071	11,094,677	10,294,056
Premises and equipment	199,096	198,482	194,435	194,228	190,583	198,789	190,465
Operating leases	156,457	154,655	139,331	132,984	138,725	155,556	122,996
Goodwill	1,007,657	1,006,477	1,005,870	1,005,844	1,005,791	1,007,067	1,005,752
Other intangibles	84,577	84,109	85,101	87,427	89,878	84,343	91,225
Accrued interest and other assets	1,081,876	1,044,826	1,151,349	1,065,389	1,063,587	1,063,351	1,100,743
Total Assets	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$16,968,055	$17,517,236	$16,955,596

LIABILITIES
Deposits
Interest-bearing demand	$2,888,252	$2,895,768	$2,988,086	$2,927,416	$2,906,855	$2,892,010	$2,906,784
Savings	4,617,658	4,399,768	4,235,658	3,919,590	3,749,902	4,508,713	3,784,164
Time	2,980,158	2,813,880	2,611,075	2,446,854	2,393,707	2,897,019	2,263,431
Total interest-bearing deposits	10,486,068	10,109,416	9,834,819	9,293,860	9,050,464	10,297,742	8,954,379
Noninterest-bearing	3,144,198	3,169,750	3,368,024	3,493,305	3,663,419	3,156,974	3,808,362
Total deposits	13,630,266	13,279,166	13,202,843	12,787,165	12,713,883	13,454,716	12,762,741
Federal funds purchased and securities sold
under agreements to repurchase	750	4,204	3,586	10,788	21,881	2,477	24,118
FHLB short-term borrowings	669,111	646,187	554,826	878,199	1,028,207	657,649	976,960
Other	161,913	146,127	185,221	175,682	132,088	154,020	135,622
Total short-term borrowings	831,774	796,518	743,633	1,064,669	1,182,176	814,146	1,136,700
Long-term debt	339,472	342,496	340,321	338,402	341,523	340,984	342,565
Total borrowed funds	1,171,246	1,139,014	1,083,954	1,403,071	1,523,699	1,155,130	1,479,265
Accrued interest and other liabilities	645,699	622,479	693,676	607,552	592,708	634,089	603,449
Total Liabilities	15,447,211	15,040,659	14,980,473	14,797,788	14,830,290	15,243,935	14,845,455

SHAREHOLDERS' EQUITY
Common stock	1,634,183	1,637,835	1,637,197	1,634,102	1,631,230	1,636,009	1,632,307
Retained earnings	1,179,827	1,144,447	1,111,786	1,076,515	1,034,092	1,162,137	1,012,057
Accumulated other comprehensive loss	(341,941)	(319,601)	(406,265)	(358,769)	(330,263)	(330,771)	(334,831)
Treasury stock, at cost	(191,029)	(197,119)	(198,236)	(198,247)	(197,294)	(194,074)	(199,392)
Total Shareholders' Equity	2,281,040	2,265,562	2,144,482	2,153,601	2,137,765	2,273,301	2,110,141
Total Liabilities and Shareholders' Equity	$17,728,251	$17,306,221	$17,124,955	$16,951,389	$16,968,055	$17,517,236	$16,955,596

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	June 30, 2024			March 31, 2024			June 30, 2023			June 30, 2024		June 30, 2023
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,131,541	$32,999	4.23%	$3,137,665	$31,388	4.01%	$3,560,453	$35,575	4.01%	$3,134,603	4.14%	$3,597,678	3.97%
Interest-bearing deposits with other banks	599,348	7,960	5.33%	553,654	7,458	5.40%	329,584	3,933	4.79%	576,501	5.39%	323,837	4.66%
Gross loans (1)	11,440,930	211,760	7.42%	11,066,184	201,840	7.32%	10,513,505	184,387	7.03%	11,253,557	7.41%	10,443,791	6.84%
Total earning assets	15,171,819	252,719	6.68%	14,757,503	240,686	6.54%	14,403,542	223,895	6.23%	14,964,661	6.65%	14,365,306	6.07%

Nonearning assets
Allowance for credit losses	(147,666)			(143,950)			(145,578)			(145,808)		(141,024)
Cash and due from banks	174,435			204,119			221,527			189,277		220,133
Accrued interest and other assets	2,529,663			2,488,549			2,488,564			2,509,106		2,511,181
Total assets	$17,728,251			$17,306,221			$16,968,055			$17,517,236		$16,955,596

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,888,252	$14,923	2.07%	$2,895,768	$14,892	2.06%	$2,906,855	$8,351	1.15%	$2,892,010	2.08%	$2,906,784	1.04%
Savings	4,617,658	33,142	2.88%	4,399,768	29,486	2.69%	3,749,902	14,055	1.50%	4,508,713	2.80%	3,784,164	1.16%
Time	2,980,158	34,957	4.70%	2,813,880	31,697	4.52%	2,393,707	21,886	3.67%	2,897,019	4.64%	2,263,431	3.48%
Total interest-bearing deposits	10,486,068	83,022	3.18%	10,109,416	76,075	3.02%	9,050,464	44,292	1.96%	10,297,742	3.12%	8,954,379	1.71%
Borrowed funds
Short-term borrowings	831,774	11,395	5.49%	796,518	10,943	5.51%	1,182,176	15,536	5.27%	814,146	5.53%	1,136,700	5.05%
Long-term debt	339,472	4,991	5.90%	342,496	4,928	5.77%	341,523	4,835	5.68%	340,984	5.87%	342,565	5.71%
Total borrowed funds	1,171,246	16,386	5.61%	1,139,014	15,871	5.59%	1,523,699	20,371	5.36%	1,155,130	5.63%	1,479,265	5.20%
Total interest-bearing liabilities	11,657,314	99,408	3.42%	11,248,430	91,946	3.28%	10,574,163	64,663	2.45%	11,452,872	3.37%	10,433,644	2.20%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,144,198			3,169,750			3,663,419			3,156,974		3,808,362
Other liabilities	645,699			622,479			592,708			634,089		603,449
Shareholders' equity	2,281,040			2,265,562			2,137,765			2,273,301		2,110,141
Total liabilities & shareholders' equity	$17,728,251			$17,306,221			$16,968,055			$17,517,236		$16,955,596

Net interest income	$153,311			$148,740			$159,232			$302,051		$318,550
Net interest spread			3.26%			3.26%			3.78%		3.28%		3.87%
Net interest margin			4.06%			4.05%			4.43%		4.06%		4.47%

Tax equivalent adjustment			0.04%			0.05%			0.05%		0.04%		0.04%
Net interest margin (fully tax equivalent)			4.10%			4.10%			4.48%		4.10%		4.51%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$1,676	$(65)	$1,611	$1,944	$(4,520)	$(2,576)	$2,993	$(9,512)	$(6,519)
Interest-bearing deposits with other banks	(105)	607	502	444	3,583	4,027	1,184	6,757	7,941
Gross loans (2)	2,984	6,936	9,920	10,207	17,166	27,373	29,746	29,761	59,507
Total earning assets	4,555	7,478	12,033	12,595	16,229	28,824	33,923	27,006	60,929

Interest-bearing liabilities
Total interest-bearing deposits	$3,965	$2,982	$6,947	$27,364	$11,366	$38,730	$62,594	$20,755	$83,349
Borrowed funds
Short-term borrowings	(31)	483	452	659	(4,800)	(4,141)	2,702	(8,850)	(6,148)
Long-term debt	107	(44)	63	186	(30)	156	273	(46)	227
Total borrowed funds	76	439	515	845	(4,830)	(3,985)	2,975	(8,896)	(5,921)
Total interest-bearing liabilities	4,041	3,421	7,462	28,209	6,536	34,745	65,569	11,859	77,428
Net interest income (1)	$514	$4,057	$4,571	$(15,614)	$9,693	$(5,921)	$(31,646)	$15,147	$(16,499)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$144,274	$141,433	$145,201	$148,646	$141,591	$141,433	$132,977
Provision for credit losses	16,157	13,419	8,804	12,907	12,719	29,576	21,363
Gross charge-offs
Commercial and industrial	2,149	2,695	6,866	9,207	2,372	4,844	3,102
Lease financing	190	3	4,244	76	90	193	103
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	2	5,319	1	6,008	2,648	5,321	2,714
Residential real estate	6	65	9	10	20	71	20
Home equity	122	25	174	54	21	147	112
Installment	2,034	2,236	2,054	1,349	1,515	4,270	3,039
Credit card	532	794	363	319	274	1,326	491
Total gross charge-offs	5,035	11,137	13,711	17,023	6,940	16,172	9,581
Recoveries
Commercial and industrial	236	162	459	335	631	398	740
Lease financing	1	59	52	1	1	60	2
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	137	38	93	39	153	175	2,391
Residential real estate	37	24	24	44	113	61	179
Home equity	118	80	178	125	232	198	312
Installment	219	145	210	87	90	364	144
Credit card	41	51	123	40	56	92	119
Total recoveries	789	559	1,139	671	1,276	1,348	3,887
Total net charge-offs	4,246	10,578	12,572	16,352	5,664	14,824	5,694
Ending allowance for credit losses	$156,185	$144,274	$141,433	$145,201	$148,646	$156,185	$148,646

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.21%	0.29%	0.74%	1.02%	0.20%	0.25%	0.14%
Lease financing	0.15%	(0.05)%	3.97%	0.08%	0.11%	0.05%	0.07%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	(0.01)%	0.52%	(0.01)%	0.59%	0.25%	0.25%	0.02%
Residential real estate	(0.01)%	0.01%	0.00%	(0.01)%	(0.03)%	0.00%	(0.03)%
Home equity	0.00%	(0.03)%	0.00%	(0.04)%	(0.12)%	(0.01)%	(0.06)%
Installment	4.81%	5.33%	4.57%	3.05%	3.32%	5.08%	3.09%
Credit card	2.94%	4.59%	1.49%	1.82%	1.47%	3.75%	1.30%
Total net charge-offs	0.15%	0.38%	0.46%	0.61%	0.22%	0.27%	0.11%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$17,665	$14,532	$15,746	$17,152	$21,508	$17,665	$21,508
Lease financing	5,374	3,794	3,610	7,731	4,833	5,374	4,833
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	22,942	23,055	27,984	33,019	11,876	22,942	11,876
Residential real estate	12,715	12,836	14,067	12,328	11,697	12,715	11,697
Home equity	3,295	4,036	3,476	3,937	3,239	3,295	3,239
Installment	682	984	870	774	568	682	568
Total nonaccrual loans	62,673	59,237	65,753	74,941	53,721	62,673	53,721
Other real estate owned (OREO)	30	161	106	142	281	30	281
Total nonperforming assets	62,703	59,398	65,859	75,083	54,002	62,703	54,002
Accruing loans past due 90 days or more	1,573	820	2,028	698	873	1,573	873
Total underperforming assets	$64,276	$60,218	$67,887	$75,781	$54,875	$64,276	$54,875
Total classified assets	$195,277	$162,348	$140,995	$140,552	$138,909	$195,277	$138,909

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	249.21%	243.55%	215.10%	193.75%	276.70%	249.21%	276.70%
Total ending loans	1.36%	1.29%	1.29%	1.36%	1.41%	1.36%	1.41%
Nonaccrual loans to total loans	0.54%	0.53%	0.60%	0.70%	0.51%	0.54%	0.51%
Nonperforming assets to
Ending loans, plus OREO	0.54%	0.53%	0.60%	0.71%	0.51%	0.54%	0.51%
Total assets	0.35%	0.34%	0.38%	0.44%	0.32%	0.35%	0.32%
Classified assets to total assets	1.07%	0.92%	0.80%	0.82%	0.81%	1.07%	0.81%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
PER COMMON SHARE
Market Price
High	$23.78	$23.68	$24.28	$24.02	$22.27	$23.78	$26.24
Low	$20.79	$21.04	$17.37	$19.19	$18.20	$20.79	$18.20
Close	$22.22	$22.42	$23.75	$19.60	$20.44	$22.22	$20.44

Average shares outstanding - basic	94,438,235	94,218,067	94,063,570	94,030,275	93,924,068	94,328,151	93,828,829
Average shares outstanding - diluted	95,470,093	95,183,998	95,126,316	95,126,269	95,169,348	95,327,045	95,065,334
Ending shares outstanding	95,486,010	95,473,595	95,141,244	95,117,180	95,185,483	95,486,010	95,185,483

Total shareholders' equity	$2,326,439	$2,287,003	$2,267,974	$2,129,509	$2,143,419	$2,326,439	$2,143,419

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,626,345	$1,582,113	$1,568,815	$1,527,793	$1,481,913	$1,626,345	$1,481,913
Common equity tier 1 capital ratio	11.78%	11.67%	11.73%	11.60%	11.34%	11.78%	11.34%
Tier 1 capital	$1,671,258	$1,626,899	$1,613,480	$1,572,248	$1,526,362	$1,671,258	$1,526,362
Tier 1 ratio	12.11%	12.00%	12.06%	11.94%	11.68%	12.11%	11.68%
Total capital	$1,997,378	$1,940,762	$1,907,441	$1,868,490	$1,851,144	$1,997,378	$1,851,144
Total capital ratio	14.47%	14.31%	14.26%	14.19%	14.16%	14.47%	14.16%
Total capital in excess of minimum requirement	$548,037	$516,704	$503,152	$485,580	$478,911	$548,037	$478,911
Total risk-weighted assets	$13,803,249	$13,562,455	$13,374,177	$13,170,574	$13,068,888	$13,803,249	$13,068,888
Leverage ratio	9.73%	9.75%	9.70%	9.59%	9.33%	9.73%	9.33%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.81%	12.99%	12.94%	12.49%	12.54%	12.81%	12.54%
Ending tangible shareholders' equity to ending tangible assets (1)	7.23%	7.23%	7.17%	6.50%	6.56%	7.23%	6.56%
Average shareholders' equity to average assets	12.87%	13.09%	12.52%	12.70%	12.60%	12.98%	12.45%
Average tangible shareholders' equity to average tangible assets (1)	7.15%	7.25%	6.57%	6.69%	6.57%	7.20%	6.39%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable